1940 Act File No. 811-23166
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)
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Soliciting material pursuant to Section 240.14a-12

RIVERNORTH/DOUBLELINE STRATEGIC OPPORTUNITY FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth Marketplace Lending Corporation
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654
Notice of Annual Meetings of Stockholders
To be held on September 14, 2018
August 20, 2018
To the Stockholders of the Above Funds:
Notice is hereby given that the Annual Meeting of Stockholders of each of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Strategic Opportunity Fund”) and RiverNorth Marketplace Lending Corporation (the “Marketplace Lending Fund” and, together with the Strategic Opportunity Fund, the “Funds”), each a Maryland corporation, will be held at the offices of RiverNorth Capital Management, LLC, 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, on Friday, September 14, 2018, at 9:00 a.m. Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), for the following purposes:
1.
To elect Directors to the Board of Directors (each a “Board”) of each Fund as outlined below:

a.
For the Strategic Opportunity Fund, to elect two (2) Class I Directors.

b.
For the Marketplace Lending Fund, to elect five (5) Directors as follows:

(i)
three (3) Directors to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

(ii)
two (2) Directors to be elected by the holders of Preferred Shares only, voting separately as a single class.

2.
To transact such other business as may properly come before the Annual Meetings or any adjournments or postponements thereof.

Stockholders of record at the close of business on August 8, 2018 are entitled to notice of and to vote at the Annual Meeting of their Fund.
All stockholders are cordially invited to attend their Fund’s Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend your Fund’s Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.
By Order of the Boards of Directors,
Marcus L. Collins
Chief Compliance Officer and Secretary

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RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth Marketplace Lending Corporation
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654
Annual Meetings of Stockholders
to be held
September 14, 2018
Joint Proxy Statement
August 20, 2018
This Joint Proxy Statement and the enclosed proxy card will first be mailed to stockholders on or about August 20, 2018.
This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (each a “Board” and collectively, the “Boards”) of RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Strategic Opportunity Fund”) and RiverNorth Marketplace Lending Corporation (the “Marketplace Lending Fund”) (each a “Fund” and collectively, the “Funds”), each a Maryland corporation, for use at the Annual Meeting of Stockholders of each Fund to be held on Friday, September 14, 2018, at 9:00 a.m. Central Time, at the offices of RiverNorth Capital Management, LLC, each Fund’s investment adviser (the “Adviser”), 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, and at any adjournments or postponements thereof  (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”). A Notice of Annual Meetings of Stockholders and a proxy card accompany this Joint Proxy Statement. The Boards have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the similar matters being considered and voted on by the stockholders.
The close of business on August 8, 2018 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at each Annual Meeting. The Strategic Opportunity Fund has one class of stock: common shares with a par value of  $0.0001 per share. The Marketplace Lending Fund has two classes of stock: common shares with a par value of  $0.0001 per share and preferred shares with a par value of  $0.0001 per share. Throughout this Joint Proxy Statement, common shares of either Fund will be referred to as “Common Shares,” preferred shares of the Marketplace Lending Fund will be referred to as “Preferred Shares,” and, unless the context otherwise requires, Common Shares and Preferred Shares will generally be referred to as “Shares.”

Stockholders of record on the Record Date are entitled to one vote for each Share the stockholder owns and a pro rata fractional vote for any fractional Share the stockholder owns. The following table indicates which stockholders are solicited with respect to each matter:
Matter	Common Shares	Preferred Shares
1(a) For the Strategic Opportunity Fund, election of two (2) Class I Directors.	X	N/A
1(b)(i) For the Marketplace Lending Fund, election of three Directors by all stockholders.	X	X
1(b)(ii) For the Marketplace Lending Fund, election of two Directors by holders of Preferred Shares only.	X
Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings To Be Held on September 14, 2018. This Joint Proxy Statement is available on the Internet at: http://www.viewproxy.com/RiverNorth/2018. The Funds’ most recent annual and semi-annual reports, including their annual reports for the fiscal year ended June 30, 2018, are available on the Internet at: (1) https://www.rivernorth.com/pdf/rivernorth.funds.annual.report.pdf and (2) https://www.rivernorth.com/pdf/rivernorth.funds.semi.annual.report.pdf for the Strategic Opportunity Fund, and (1) https://www.rivernorth.com/pdf/rivernorth.rmplx.annual.report.pdf and (2) https://www.rivernorth.com/pdf/rivernorth.rmplx.semi.annual.report.pdf for the Marketplace Lending Fund. The Funds will furnish, without charge, copies of their most recent annual and semi-annual reports to any stockholder upon request. To request a copy, please write to RiverNorth Capital Management, LLC at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, or call toll-free 1-800-646-0148.
You may call 1-800-646-0148 for information on how to obtain directions to be able to attend your Fund’s Annual Meeting and vote in person.

Voting
For each Fund, the affirmative vote of a plurality of the votes cast at the Annual Meeting will be required to elect the specified nominees as Directors of that Fund provided a quorum is present. Abstentions and broker non-votes will have no effect on the approval of the proposal to elect Directors.
If the enclosed proxy card is properly executed and returned in time to be voted at a Fund’s Annual Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the election of the nominees as Directors and, at the discretion of the named proxies, on any other matters that may properly come before a Fund’s Annual Meeting, as deemed appropriate. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Annual Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at its address above. A list of stockholders entitled to notice of and to be present and to vote at the Annual Meeting will be available at the offices of the Funds, for inspection by any stockholder during regular business hours prior to the Meeting. Stockholders will need to show valid identification and proof of Share ownership to be admitted to the Annual Meeting or to inspect the list of stockholders.
Under the organizational documents of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of each outstanding class of Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees that are present (in person or by proxy) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of stockholders may be postponed prior to the meeting by making a public announcement, and notice of the date, time and place to which the meeting is postponed shall be provided to the stockholders entitled to vote at that meeting. The date to which the meeting is postponed may not be more than 120 days following the record date of such meeting. Any meeting of stockholders may, by action of the chairman of the meeting, be adjourned (sine die or from time to time) to a date not more than 120 days after the original record date to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter.
Outstanding Shares
On the Record Date, each Fund had the following number of Common Shares and Preferred Shares outstanding:
Fund	Common Shares Outstanding	Preferred Shares Outstanding
Strategic Opportunity Fund	11,013,787.15	N/A
Marketplace Lending Fund	10,742,048.77	1,656,000
Common Shares of the Strategic Opportunity Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “OPP.” Common Shares of the Marketplace Lending Fund are not listed on a national securities exchange. The Preferred Shares of the Marketplace Lending Fund are listed on the NYSE under the ticker symbol “RMPL.”
To the knowledge of each Board, as of the Record Date, no single stockholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) beneficially owned more than 5% of any class of either Fund’s outstanding Shares, except as described in the following table. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to stockholders for approval. Information as to beneficial ownership of Shares, including percentage of outstanding Shares of a class beneficially owned, is based on securities position listing reports as of the Record Date and reports filed with the Securities and Exchange Commission (“SEC”) by stockholders. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

Name And Address Of Beneficial Owner	Shares Of A Class Beneficially Owned	% Outstanding Shares Of A Class Beneficially Owned
Strategic Opportunity Fund
Cede & Co. P.O. Box 20 Bowling Green Stn New York, New York 10274-0020	11,007,915 Common Shares	99.95%
Marketplace Lending Fund
Charles Schwab & Co. Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, California 94105-1905	2,943,826.19 Common Shares	27.40%
Maril & Co. FBO C/O BMO Harris Bank N.A. Attn: MF 480 Pilgrim Way, Ste 1000 Green Bay, Wisconsin 54304-5280	1,704,718.76 Common Shares	15.87%
National Financial Services LLC 499 Washington Blvd Jersey City, New Jersey 07310-1995	860,002.98 Common Shares	8.01%

Proposal 1: Election of Directors
The proposal relates to the election of certain of the Directors of each Fund.
(a) For Strategic Opportunity Fund
Under the organizational documents of the Strategic Opportunity Fund, its Board is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes of Directors will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify, or until a Director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting, one class of Directors will be elected by the stockholders.
For the Strategic Opportunity Fund, two Class I Directors are to be elected by all stockholders. Class I Directors John K. Carter and John S. Oakes have been designated as nominees for Class I Directors for a term expiring at the annual meeting of stockholders in 2021 or until their successors have been duly elected and qualify. Directors James G. Kelley and Fred G. Steingraber (the Class II Directors) and Patrick W. Galley (the Class III Director) are current and continuing Directors.
(b) Marketplace Lending Fund
Under the organizational documents of the Marketplace Lending Fund, each Director serves an annual term and at each annual meeting, Directors will be elected to serve until the next annual meeting or until their successors have been duly elected and qualify.
For the Marketplace Lending Fund:
(i) three (3) Directors are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. The nominees for election by holders of Common Shares and Preferred Shares, voting together as a single class, are James G. Kelley, Fred G. Steingraber and Patrick W. Galley, each for a term expiring at the next annual meeting or until their successors have been duly elected and qualify.
(ii) two (2) Directors are to be elected by holders of Preferred Shares, voting separately as a single class. The nominees for election by holders of Preferred Shares, voting separately as a single class, are John K. Carter and John S. Oakes, each for a term expiring at the next annual meeting or until their successors have been duly elected and qualify.
The Board of each Fund Unanimously Recommends that Stockholders Vote FOR the election of the applicable nominees.

Management
Management of The Funds
The management of each Fund, including general supervision of the duties performed for each Fund under the investment management agreement between each Fund and the Adviser, is the responsibility of its Board. There are five Directors of each Fund, one of whom is an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund (such Director, the “Interested Director”) and four of whom are not “interested persons” (as defined in the 1940 Act) of each Fund (such Directors, the “Independent Directors”). The Directors of a Fund set broad policies for that Fund, choose the Fund’s officers, and hire the Fund’s investment adviser and sub-adviser (if applicable). The officers of a Fund manage the day-to-day operations and are responsible to the Fund’s Board.
The following is a list of Directors and officers of each Fund and a statement of their present positions, principal occupations during the past five years, the number of portfolios each Director oversees and the other directorships held by the Directors during the past five years, if applicable. There are no familial relationships among the officers and Directors. Except as otherwise noted, the address for all Directors and officers is 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654.
Name, Address(1), and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director during past Five Years
Independent Directors
John K. Carter (1961)	Director	Term: Class I (Strategic Opportunity Fund) or Annual (Marketplace Lending Fund) Length of Service: Since Fund Inception	Partner, Law Office of John K. Carter, P.A. (2015 to present); Managing Partner, Global Recruiters of St. Petersburg (a financial services consulting and recruiting firm) (2012 to 2015); Chief	6	Director, Eagle Series Trust (14 Portfolios) (open-end mutual funds) (2016 to present).

Name, Address(1), and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director during past Five Years
			Executive Officer, Transamerica Asset Management (2006 to 2012).
James G. Kelley (1948)	Director	Term: Class II (Strategic Opportunity Fund) or Annual (Marketplace Lending Fund) Length of Service: Since Fund Inception	Certified Business Coach, JGK & Associates (2000 to present).	5	Member, Illinois Board of Examiners (2012 to present); Chair (2017 to present).
John S. Oakes (1943)	Director	Term: Class I (Strategic Opportunity Fund) or Annual (Marketplace Lending Fund) Length of Service: Since Fund Inception	Principal, Financial Search and Consulting (a recruiting and consulting firm) (2013 to 2017); Regional Vice President, Securities America (broker-dealer) (2007 to 2013).	6	N/A
Fred S. Steingraber (1938)	Director	Term: Class II (Strategic Opportunity Fund) or Annual (Marketplace Lending Fund) Length of Service: Since Fund Inception	Chairman, Board Advisors LLC (consulting firm) (2001 to present); Retired, Chairman Emeritus, A.T. Kearney (management consulting firm) (2001 to present).	5	Director, Terrene Investors Inc. (2016 to present); Director, Diamond Hill Financial Trends Fund (closed-end fund) (1989 to 2013); Director, Elkay

Name, Address(1), and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Director	Other Directorships Held by Director during past Five Years
					Manufacturing (2004 to present); Director, Talent Intelligence (leadership development) (2004 to present); Chairman Emeritus, A.T. Kearney (management consulting) (2001 to present); Chairman, Board Advisors (board consulting) (2001 to present).
Interested Director
Patrick W. Galley(3) (1975)	Director, Chairman and President	Term: Class III (Strategic Opportunity Fund) or Annual (Marketplace Lending Fund) Length of Service: Since Fund Inception	Chief Investment Officer, RiverNorth Capital Management, LLC (2004 to present).	6	Board of Managers of RiverNorth Capital Management, LLC (2010 to present); and Board of Directors of RiverNorth Holdings, Co. (2010 to present).

(1)
The mailing address of each Director is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.

(2)
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the

RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., the Strategic Opportunity Fund and the Marketplace Lending Fund.
(3)
Mr. Galley is deemed an “interested person” of each Fund due to his position as Chief Investment Officer of RiverNorth Capital Management, LLC, investment adviser to each Fund.

Officers
Name, Address, and Year of Birth	Position Held with Funds	Term of Office And Length of Time Served(3)	Principal Occupation(s) During Past Five Years
Jonathan M. Mohrhardt (1974)	Chief Financial Officer and Treasurer	Since Inception of Funds	Chief Operating Officer and Board of Managers, RiverNorth Capital Management, LLC (2011 to present); Board of Managers RiverNorth Financial Holdings, LLC (2014 to present); and Board of Directors RiverNorth Holdings, Co. (2010 to present).
Marcus L. Collins (1968)	Chief Compliance Officer and Secretary	Since Inception of Funds	General Counsel and Chief Compliance Officer, RiverNorth Capital Management, LLC (2012 to present); and Counsel, Thompson Hine, LLP (2007 to 2012).
Board Leadership Structure.   For each Fund, the Board, which has overall responsibility for the oversight of the Fund’s investment programs and business affairs, believes that it has structured itself in a manner that allows it to effectively perform its oversight obligations. Mr. Patrick W. Galley, the Chairman of the Board (“Chairman”) of each Fund, is not an Independent Director. The Board of each Fund believes that the use of an Interested Director as Chairman is the appropriate leadership structure for its Fund given (i) Mr. Galley’s role in the day to day operations of the Adviser, (ii) the extent to which the work of the Board is conducted through the Audit Committee of the Board (the “Audit Committee”) and the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), each of whose meetings is chaired by an Independent Director, (iii) the frequency that Independent Directors meet with their independent legal counsel and auditors in the absence of members of the Board who are Interested

Directors of the Fund and management, and (iv) the overall sophistication of the Independent Directors, both individually and collectively. For each Fund, the members of Board also complete an annual self-assessment during which the Directors review the overall structure and consider where and how its structure remains appropriate in light of the Fund’s current circumstances. The Chairman’s role is to preside at all meetings of the Board and in between meetings of the Board of Directors to generally act as the liaison between the Board and the Funds’ officers, attorneys and various other service providers, including but not limited to the Adviser and other such third parties servicing the Funds. The Boards believe that having an interested person serve as Chairman of the Board enables Mr. Galley to more effectively carry out these liaison activities. Each Board also believes that it benefits during its meetings from having a person intimately familiar with the operation of its Fund to set the agenda for meetings of the Board to ensure that important matters are brought to the attention of and considered by the Board.
Each Fund has two standing committees, each of which enhances the leadership structure of the Board: the Audit Committee and the Nominating and Corporate Governance Committee. The Audit Committee and Nominating and Corporate Governance Committee are each chaired by, and composed of, members who are Independent Directors.
For each Fund, the Audit Committee is comprised of Messrs. Carter, Kelley, Oakes and Steingraber. Mr. Kelley is the Chair of the Audit Committee. The role of the Audit Committee is to assist the Board in its oversight of  (i) the quality and integrity of the Fund’s financial statements, reporting process and the independent registered public accounting firm (the “independent accountants”) and reviews thereof, (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, (iii) the Fund’s compliance with legal and regulatory requirements, and (iv) the independent accountants’ qualifications, independence and performance. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board on August 15, 2018. The Charter is available at the Funds’ website, www.rivernorth.com. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Funds’ independent accountants are responsible for planning and carrying out proper audits and reviews. For each Fund, the independent accountants are ultimately accountable to the Board and to the Audit

Committee, as representatives of the stockholders. The independent accountants report directly to the applicable Fund’s Audit Committee. During the last fiscal year, the Audit Committee of each Fund held two meetings.
For each Fund, the Nominating and Corporate Governance Committee is comprised of only the Independent Directors, Messrs. Carter, Kelley, Oakes and Steingraber. Mr. Carter is the Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board individuals believed to be qualified to become members of the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors, the qualifications of the candidate and the interests of stockholders. Stockholders wishing to recommend candidates to the Nominating and Corporate Governance Committee should submit such recommendations to the Secretary of the applicable Fund, who will forward the recommendations to the committee for consideration. The submission must include: (i) a brief description of the business desired to be brought before the annual or special meeting and the reasons for conducting such business at the annual or special meeting, (ii) the name and address, as they appear on the Fund’s books, of the stockholder proposing such business or nomination, (iii) a representation that the stockholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such nomination; (iv) whether the stockholder plans to deliver or solicit proxies from other stockholders; (v) the class and number of Shares of the capital stock of the Fund, which are beneficially owned by the stockholder and the proposed nominee to the Board; (vi) any material interest of the stockholder or nominee in such business; (vii) the extent to which such stockholder (including such stockholder’s principals) or the proposed nominee to the Board has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the Shares or the daily quoted market price of the Fund held by such stockholder (including the stockholder’s principals) or the proposed nominee, including independently verifiable information in support of the foregoing; and (viii) such other information regarding such nominee proposed by such Stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the 1934 Act. Each eligible stockholder or stockholder group may submit no more than one Independent Director nominee each calendar year. For each Fund, the

Nominating and Corporate Governance Committee has not determined any minimum qualifications necessary to serve as a Director of the Fund. During the last fiscal year, the Nominating and Corporate Governance Committee of each Fund did not meet.
During the fiscal year ended June 30, 2018, the Board of the Strategic Opportunity Fund met four times and the Board of the Marketplace Lending Fund met four times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.
Neither Fund requires Directors to attend annual meetings of stockholders.
Trustee Qualifications.
Interested Director
Mr. Patrick Galley is the Chief Investment Officer for the Funds’ investment adviser and a portfolio manager of each Fund. His knowledge regarding the investment strategy of each Fund, more specifically the closed-end mutual fund industry, makes him uniquely qualified to serve as each Fund’s President.
Independent Directors
Mr. John K. Carter possesses extensive mutual fund industry experience. Mr. Carter was most recently a Business Unit Head at Transamerica Asset Management, a subsidiary of Aegon, N.V. Mr. Carter oversaw the mutual fund servicing, operations and advisory services for Transamerica’s approximately 120 mutual funds. He also served as a compliance officer. Mr. Carter brings experience managing a large mutual fund complex, including experience overseeing multiple sub-advisers. Mr. Carter is currently an attorney in private practice and was previously an investment management attorney with experience as in-house counsel, serving with the SEC and in private practice with a large law firm. The Boards feel Mr. Carter’s industry-specific experience, including as a chairman of another fund complex, as a compliance officer and as an experienced investment management attorney is valuable to the Boards as the Funds continue to grow and deal with legally complex issues.
Mr. James G. Kelley is currently a Certified Business & Life Coach, JGK & Associates and formerly the Vice President Finance & Operation with Paymaster Technologies, Inc. and Executive Vice President and Chief Operating Officer of The Hedman Company, a manufacturing company. Mr. Kelley has not only executive experience but is knowledgeable in both finance and accounting. His experience in these areas benefits the Boards in their review of the Funds’ financial statements.

Mr. John S. Oakes has many years of experience in the securities industry. His background includes extensive management and leadership roles in both the brokerage and banking businesses. Additionally, he had served on the Board of Directors of another registered investment company, including serving as its Chairman. The Boards feel Mr. Oakes’ industry and board experience adds an operational perspective to the Boards and his experience in marketing can assist the Funds in their efforts to expand into different distribution channels.
Mr. Fred G. Steingraber currently serves as Chairman of Board Advisors LLC, a consulting and advisory firm which assists organizations and corporate boards in assessing corporate governance, strategy and organization issues and executive compensation. Prior to his experience with Board Advisors LLC, Mr. Steingraber was Chief Executive Officer, and Chairman of the Board of Directors of A.T. Kearney, a global business consulting firm. Mr. Steingraber has extensive experience serving on advisory boards, corporate boards (of both publically-traded and privately-held companies) and not-for-profit boards, including boards of foundations, universities and hospitals. He also currently serves as the President and Chairman of the Board of Trustees of the Village of Kenilworth, Illinois. The Boards believe Mr. Steingraber’s experience and expertise as a business consultant, including his expertise in corporate governance issues, add depth and understanding to their consideration of the Directors’ obligations to their Funds and stockholders.
Risk Oversight.   Each Fund is confronted with a multitude of risks, such as investment risk, counterparty risk, valuation risk, political risk, risk of operational failures, business continuity risk, regulatory risk, legal risk and other risks not listed here. The Boards recognize that not all risk that may affect a Fund can be known, eliminated or even mitigated. In addition, there are some risks that may not be cost effective or an efficient use of a Fund’s limited resources to moderate. As a result of these realities, for each Fund, the Board, through its oversight and leadership, has and will continue to deem it necessary for stockholders to bear certain and undeniable risks, such as investment risk, in order for the Fund to operate in accordance with its Prospectus, SAI and other related documents.
However, as required under the 1940 Act, each Board has adopted on its Fund’s behalf a vigorous risk program that mandates the Fund’s various service providers, including the Adviser, to adopt a variety of processes, procedures and controls to identify various risks, mitigate the likelihood of adverse events from occurring and/or attempt to limit the effects of such adverse events on the Funds. Each Board fulfills its leadership role by receiving a variety of quarterly written reports prepared by its Fund’s Chief Compliance Officer (“CCO”) that (i) evaluate the operation, policies and procedures of the Fund’s service providers, (ii) make known any material changes to the policies and procedures adopted by the Fund or its service providers since the CCO’s last report, and (iii) disclose any material compliance matters that occurred since the date of the last CCO report. In addition, the Independent Directors meet quarterly in executive sessions without the presence of any Interested Directors, the Adviser, or any of their affiliates. This configuration permits the Independent Directors to effectively receive the information and have private discussions necessary to perform their risk oversight role, exercise independent judgment and allocate areas of responsibility between the full Board of Directors, its committees and certain officers of each Fund. Furthermore, the Independent Directors have engaged independent legal counsel and auditors to assist the Independent Directors in performing their oversight responsibilities. As discussed above and in consideration of other factors not referenced herein, each Board has determined its leadership role concerning risk management as one of oversight and not active management of its Fund’s day-to-day risk management operations.
Compensation.   The Funds pay no salaries or compensation to any of their Interested Directors or officers. For their services, the Independent Directors of the Funds receive an annual retainer in the amount of  $16,500, and an additional $1,500 for attending each meeting of the Board. In addition, for each Fund, the Chair of the Audit Committee receives $500 annually and the Chair of the Nominating and Corporate Governance Committee receives $250 annually. For each Fund, the Independent Directors are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings of the Board. The following table shows compensation from each Fund during the fiscal year ended June 30, 2018. Patrick W. Galley is an interested person of the Funds and has not received any compensation from the Funds.
Name of Director	Aggregate Compensation from the Strategic Opportunity Fund	Aggregate Compensation from the Marketplace Lending Fund	Aggregate Total Compensation from the Funds and Fund Complex
Independent Directors:
John K. Carter	$22,750	$22,750	$112,500
James G. Kelley	$23,000	$23,000	$89,000
John S. Oakes	$22,750	$22,750	$112,750
Fred S. Steingraber	$22,500	$22,500	$87,000

Director Ownership in the Funds
The following table shows the dollar range of equity securities beneficially owned by each Director in the Funds and Family of Investment Companies as of December 31, 2017.
Director	Dollar Range of Beneficial Ownership in Strategic Opportunity Fund	Dollar Range of Beneficial Ownership in Marketplace Lending Fund	Aggregate Dollar Range of Ownership in all Funds Overseen by Director in the Family of Investment Companies
Independent Director:
John K. Carter	$0	$0	$50,001 – $100,000
John S. Oakes	$0	$0	Over $100,000
James G. Kelley	$0	$0	$10,001 – $50,000
Fred G. Steingraber	$0	$0	$0
Interested Director:
Patrick W. Galley	$0	Over $100,000	Over $100,000

(1)
The Fund Complex consists of the RiverNorth Core Opportunity Fund, the RiverNorth/DoubleLine Strategic Income Fund, and the RiverNorth/Oaktree High Income Fund, each a series of the RiverNorth Funds Trust, and the RiverNorth Opportunities Fund, Inc., the Strategic Opportunity Fund and the Marketplace Lending Fund.

As of August 15, 2018, the Directors and officers of each Fund owned, as a group, less than 1% of the outstanding shares of the respective Fund.
Audit Committee Report
In performing its oversight function, at a meeting held on August 14, 2018, the Audit Committee reviewed and discussed with management and the independent accountant (Cohen & Company, Ltd in the case of the Strategic Opportunity Fund and KPMG LLP in the case of the Marketplace Lending Fund) for each Fund, the audited financial statements of the respective Fund as of and for the fiscal period ended June 30, 2018, and discussed the audit of such financial statements with the Fund’s independent accountant.
In addition, the Audit Committee discussed with each Fund’s independent accountant the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountant required by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from each Fund’s independent accountant the written disclosures and letters required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and discussed the relationship between the independent accountant and the Fund and the impact that any such relationships might have on the objectivity and independence of the independent accountant.
As set forth above, and as more fully set forth in the Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by either Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the respective Fund’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.
Based on its consideration of the audited financial statements and the discussions referred to above with management and each Fund’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that each Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended June 30, 2018.
Submitted by the Audit Committee of the Board of Directors
John K. Carter
James G. Kelley
John S. Oakes
Fred G. Steingraber

Independent Auditors’ Fees
Cohen & Company, Ltd. has been selected to serve as the independent registered public accounting firm for the Strategic Opportunity Fund for its current fiscal year, and acted as the independent registered public accounting firm for such Fund for its most recently completed fiscal year. KPMG LLP has been selected to serve as the independent registered public accounting firm for the Marketplace Lending Fund for its current fiscal year, and acted as the independent registered public accounting firm for such Fund for its most recently completed fiscal year. Each independent registered public accounting firm has advised the applicable Fund that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in the independent registered public accounting firm inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives of either Fund’s independent registered public accounting firm will be present at the Annual Meeting; however, representatives of each Fund’s independent registered public accounting firm are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, each Fund is not seeking stockholder ratification of the selection of its independent registered public accounting firm.
Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees
During each of the last two fiscal years of each Fund, the applicable independent registered public accounting firm has billed such Fund and the Adviser for the following fees:
	Audit Fees(1)		Audit-Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Fees Billed To	2018	2017	2018	2017	2018	2017	2018	2017
Strategic Opportunity Fund
Fund	$26,000	$31,000	$0	$0	$5,000	$5,000	$0	$0
Adviser	$0	$0	$0	$0	$0	$0	$0	$0
Marketplace Lending Fund
Fund	$200,000	$275,000	$0	$0	$8,000	$8,000	$0	$0
Adviser	$0	$0	$0	$0	$0	$0	$0	$0

(1)
“Audit Fees” are fees for professional services for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)
“Audit-Related Fees” are for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees.”

(3)
“Tax Fees” are for professional services for tax compliance, tax advice and tax planning.

(4)
“All Other Fees” are for products and services other than those services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Non-Audit Fees
During each of the last two fiscal years of each Fund, the applicable independent registered public accounting firm has billed the non-audit fees listed below for services provided to the entities indicated.
Aggregate Non-Audit Fees
Fund	2018	2017
Strategic Opportunity Fund
Fund	$0	$0
Adviser	$0	$0
Marketplace Lending Fund
Fund	$0	$25,000
Adviser	$0	$0
Pre-Approval
Each Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the applicable independent registered public accounting firm.
There were no non-audit fees billed by Cohen & Company, Ltd. or KPMG LLP for services rendered to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provided ongoing services to a Fund in 2017 or 2018.

Additional Information
Stockholder Proposals
To be considered for presentation at the annual meeting for the Funds to be held in 2019, a stockholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the applicable Fund at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, not later than April 16, 2019. A stockholder wishing to provide notice of a proposal submitted for an annual meeting outside of the process of Rule 14a-8 of the 1934 Act must, under each Fund’s By-Laws, give the applicable Fund notice of, and specified information with respect to, any proposal that such stockholder intends to present at the 2019 annual meeting no earlier than January 11, 2019 (or 150 days prior to the first anniversary of the date of the Fund’s proxy statement) and no later than April 16, 2019, (or 120 days prior to the first anniversary of the date of the Fund’s proxy statement).
Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.
Stockholder Communications
Stockholders of a Fund who want to communicate with its Board or any individual Director should write the Fund to the attention of the Fund Secretary, Marcus L. Collins. The letter should indicate that you are a Fund stockholder. If the communication is intended for a specific Director and so indicates, it will be sent only to that Director. If a communication does not indicate a specific Director, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.
Investment Adviser, Administrator and Transfer Agent
RiverNorth Capital Management, LLP, 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, serves as each Fund’s investment adviser. DoubleLine Capital LP, 333 South Grand Avenue, 18th Floor, Los Angeles, California 90071, serves as the investment sub-adviser to the Strategic Opportunity Fund.
U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides each Fund with fund administration and fund accounting services. USBFS also serves as transfer, dividend paying and stockholder servicing agent for the Strategic Opportunity Fund. DST Systems, Inc., 333 W. 11th Street, Kansas City, Missouri 64105, serves as transfer, dividend paying and stockholder servicing agent for the Marketplace Lending Fund.

Other Methods and Costs of Proxy Solicitation
In addition to the solicitation of proxies by mail, for each Fund, officers of such Fund and officers and regular employees of the Fund’s transfer agent, and affiliates of such transfer agent, the Adviser (or, for the Strategic Opportunity Fund, the Sub-Adviser), as well as other representatives of each Fund may also solicit proxies by telephone, Internet or in person. The expenses incurred in connection with preparing the Joint Proxy Statement and its enclosures will be paid by the Funds.
Section 30(h) and Section 16(a) Beneficial Ownership Reporting Compliance
Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require each Fund’s officers and Directors, the Adviser and any sub-adviser, certain persons affiliated with the Adviser and any sub-adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes of ownership with the SEC and NYSE, as applicable. These persons and entities are required to furnish the applicable Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such forms received by the Funds and certain written representations, each Fund believes that during its last fiscal year, all such filing requirements applicable to its officers and Directors, the Adviser and any sub-adviser, and affiliated persons of the Adviser and any sub-adviser were met. To the knowledge of the Funds, no stockholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above under “Outstanding Shares.”
Fiscal Year
Each Fund’s fiscal year end was June 30, 2018.
Delivery of Certain Documents
Annual reports will be sent to stockholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 325 North LaSalle Street, Suite 645, Chicago, Illinois 60654, or by calling toll-free (888) 848-7569.
Please note that only one annual or semi-annual report or proxy statement (as applicable) may be delivered to two or more stockholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or proxy statement (as applicable), or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, stockholders should contact the applicable Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.
Other Matters to Come Before the Annual Meetings
No business other than the matters described above is expected to come before the Annual Meetings, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment or postponement of an Annual Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the respective Fund.
August 20, 2018
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY ANY OF THE FOLLOWING METHODS:
(1) DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE;
(2) VISIT THE WEBSITE LISTED ON YOUR PROXY CARD; OR
(3) CALL THE NUMBER LISTED ON YOUR PROXY CARD.
YOU MAY ALSO VOTE BY ATTENDING YOUR FUND’S ANNUAL MEETING IN PERSON.

PROXY PROXYRiverNorth/DoubleLine Strategic Opportunity Fund, Inc.ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 14, 2018325 NORTH LASALLE STREET, SUITE 645, CHICAGO, ILLINOIS 60654RIVERNORTH MARKETPLACE LENDING CORPORATIONThe undersigned stockholder(s), revoking any prior proxies, hereby appoint(s) Patrick W. Galley or Marcus L. Collins, or any one of them, proxies, each ofthem with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”), which the undersigned is entitled tovote at the annual meeting of stockholders of the Fund (the “Meeting”) to be held at the offices of RiverNorth Capital Management, LLC, 325 North LaSalleStreet, Suite 645, Chicago, Illinois 60654, on Friday, September 14, 2018, at 9:00 a.m. Central time, and at any or all adjournments or postponements thereof.This proxy is solicited on behalf of the Fund’s Board of Directors, and the proposals have been unanimously approved by the Board of Directors andrecommended for approval by stockholders. This proxy will be voted as specified. If the proxy is executed, but with respect to a particular proposalno specification is made, this proxy will be voted in favor of such proposal. In their discretion, the above-named proxies are authorized to vote as toany other matter that may properly come before the Meeting or any adjournments or postponements thereof.CONTROL #SHARES:Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares areheld jointly, each holder should sign. When signing in a fiduciary capacity, such as by attorney,executor, administrator, trustee or guardian, etc., please give full title. Corporate and partnershipproxies should be signed by an authorized person. By signing this proxy card, receipt of theaccompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.Signature(s) (Title(s), if applicable)DateReceipt of Notice of Meeting and Proxy Statement is hereby acknowledged.Note: Your signature is required for your vote to be counted. Please date and signexactly as the name appears on this proxy card. When shares are held by joint owners/tenants,at least one holder should sign. When signing in a fiduciary capacity, such as executor,administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnershipproxies should be signed by an authorized person.Signature(s) (Title(s), if applicable)Signature (if held jointly)DatePLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPECONTINUED ON THE REVERSE SIDEEASY WAY TO VOTE YOUR PROXY:By Mail: Sign, Date, and Return this proxy card using the enclosedpostage-paid envelope.

1. To elect two (2) Class I Directors to the Board of Directors for the Fund.(1) John K. Carter(2) John S. OakesFOR WITHHOLDo oo oYou may have received more than one proxy card due to multiple investments in the Fund.PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDETHE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED BELOWIMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OFSTOCKHOLDERS TO BE HELD ON SEPTEMBER 14, 2018THE PROXY STATEMENT AND THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS FOR THIS MEETINGARE AVAILABLE AT: http://www.viewproxy.com/RiverNorth/2018